Exhibit 99.4

www.ringenergy.com NYSE American: REI www.ringenergy.com OTCQX:RNGE www.ringenergy.com Corporate Presentation February 2019

www.ringenergy.com 2 NYSE American: REI Forward - Looking Statements and Cautionary Note Regarding Hydrocarbon Disclosures Forward – Looking Statements This Presentation includes "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 , the Securities Act of 1933 and the Securities Exchange Act of 1934 . All statements, other than statements of historical facts included in this Presentation regarding the Company's financial position, future revenues, net income, potential evaluations, business strategy and plans and objectives for future operations are "forward - looking statements . " These forward - looking statements are commonly identified by the use of such terms and phrases as “ may, ” “ will, ” “ intends, ” “ estimates, ” “ expects, ” “ anticipates ” and “ believes “ or the negative variations thereof or comparable terminology . These forward - looking statements are subject to numerous assumptions, risks and uncertainties that may cause actual results to be materially different than any future results expressed or implied in those statements . Factors that could cause actual results to differ materially from expected results are described under “ Risk Factors ” in our 2017 annual report on Form 10 - K filed with the U . S . Securities and Exchange Commission ( “ SEC ” ) on March 15 , 2018 . Although the Company believes that the assumptions upon which such forward - looking statements are based are reasonable, it can give no assurance that such assumptions will prove to be correct . All forward - looking statements in this Presentation are expressly qualified by the cautionary statements and by reference to the underlying assumptions that may prove to be incorrect . The Company undertakes no obligation to publicly revise these forward - looking statements to reflect events or circumstances that arise after the date hereof, except as required by applicable law . The financial and operating projections contained in this presentation represent our reasonable estimates as of the date of this presentation . Neither our auditors nor any other third party has examined, reviewed or compiled the projections and, accordingly, none of the foregoing expresses an opinion or other form of assurance with respect thereto . The assumptions upon which the projections are based are described in more detail herein . Some of these assumptions inevitably will not materialize, and unanticipated events may occur that could affect our results . Therefore, our actual results achieved during the periods covered by the projections will vary from the projected results . Prospective investors are cautioned not to place undue reliance on the projections included herein . Cautionary Note regarding Hydrocarbon Disclosures The SEC has generally permitted oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions . We use the terms “ estimated ultimate recovery, ” “ EUR, ” “ probable, ” “ possible, ” and “ non - proven ” reserves, reserve “ potential ” or “ upside ” or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC ’ s guidelines may prohibit us from including in filings with the SEC . Reference to EUR (estimated ultimate recovery) of natural gas and oil includes amounts that are not yet classified as proved reserves under SEC definitions, but that we believe will ultimately be produced . These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by us . Factors affecting ultimate recovery include the scope of our drilling program, which will be directly affected by capital availability, drilling and production costs, commodity prices, availability of services and equipment, permit expirations, transportation constraints, regulatory approvals and other factors, and actual drilling results, including geological and mechanical factors affecting recovery rates . Accordingly, actual quantities that may be recovered from our interests will differ from our estimates, and could be significantly less than our targeted recovery rate . In addition, our estimates may change significantly as we receive additional data .

www.ringenergy.com 3 NYSE American: REI Kelly Hoffman Chief Executive Officer and Director ▪ Co - Founded AOCO and pioneered Fuhrman Mascho field down - spacing beginning in 1996 David A. Fowler President and Director ▪ Co - Founder and former President of Simplex Energy Solutions, the leading Permian Basin divestiture firm Daniel D. Wilson Executive Vice President and Chief Operating Officer ▪ Former Vice President and Manager of Operations for Breck Operating Corporation William R. ( “ Randy ” ) Broaddrick Vice President and Chief Financial Officer ▪ Former Vice President and CFO of Arena Resources Hollie Lamb Vice President of Engineering ▪ Former Engineer at HeLMS Oil & Gas Management Team Key Board Members Lloyd T. (Tim) Rochford Co - Founder and Chairman of the Board ▪ Co - Founder of Arena Resources Stanley M. McCabe Co - Founder and Director ▪ Co - Founder of Arena Resources Anthony B. Petrelli Director ▪ President and Director of Neidiger , Tucker, Bruner, Inc. Clayton E. Woodrum Director ▪ Founding partner of Woodrum , Tate & Associates, PLLC Ring Energy Team

www.ringenergy.com 4 NYSE American: REI Investment Highlights • The management team has extensive experience in the Central Basin Platform and has successfully operated through multiple cycles • Ring’s co - founders were formerly co - founders and senior managers of Arena Resources Proven Management Team • Build strong Permian acreage position with a focused asset base in the Central Basin Platform and Delaware Basins • The Permian offers industry - leading break - evens and is one of the major producing oil plays in North America Permian Focus • Ring has experienced robust growth, with growth CAGRs of 52% and 122% in proved reserves and net production, respectively since 2012 Robust & Scaled Growth Profile • As of 9/30/2018 , Ring has ample liquidity with $3.8 MM in cash and a $500 MM Credit Facility with a $175 MM Borrowing Base with $17 MM outstanding Financial Strength and Flexibility Attractive Well Economics • Ring’s horizontal San Andres well costs are estimated at $ 2.3 MM for a 1.0 - mile lateral and $ 2.8 MM for a 1.5 - mile lateral • Ring is yielding IRRs well over 70 % on its horizontal wells at $50/Bbl realized oil prices

www.ringenergy.com 5 NYSE American: REI 0.0 0.2 0.4 0.6 1.4 2.9 4.3 6.4 6.5 8.2 - 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0 2001 2002 2003 2004 2005 2006 2007 2008 2009 Q1 2010 (MBoe/d) Ring Co - Founders ’ Prior Success ▪ Proven and simple strategy ▪ Arena Resources was formed in 2001 by Tim Rochford and Stan McCabe with a focus of growing production and reserves organically and via acquisition ▪ Sold in July 2010 for $1.6BN ▪ Ring ’ s management team desires to execute a similar growth strategy and development plan by leveraging its long lasting industry relationships and significant operational experience Stock Performance Production Growth ARD: $43.12 on Dec 31, 2009 ARD: $0.13 on Mar 29, 2001 34,396% 241% 228% Mar - 01 Sep - 02 Mar - 04 Sep - 05 Mar - 07 Sep - 08 ARD S&P 500 E&P Subindex S&P SmallCap Energy Sector Index

www.ringenergy.com 6 NYSE American: REI Company Strategy Acquire ▪ Look for “ upside opportunity ” ▪ Focus on the Permian Basin ▪ Low Risk Multipay Reserves ▪ Credit facility in place ▪ Access to capital markets Exploit ▪ Apply new horizontal technologies ▪ Add Additional Pay Zones ▪ Potential down - spacing ▪ Control Costs / Maintain Margins ▪ Secondary Recovery Explore ▪ Step Out with Drillbit ▪ Minimize “ exploratory ” risk / experience “ upside ” impact ▪ Acquire additional block acreage on favorable terms ▪ Build premiere Permian Basin E&P company headquartered in Midland ▪ Exploit acreage position through highly economic, vertical and horizontal wells using the most recent drilling and completion techniques ▪ Acquire attractive acreage positions within Ring’s areas of interest

www.ringenergy.com 7 NYSE American: REI Gross Acres Net Acres Central Basin Platform 107,203 76,028 Delaware Basin 20,218 19,917 Total Texas Acreage 127,421 95,945 Texas Executive Summary 1 Cawley Gillespie and Williamson Petroleum YE2017 SEC report with prices of $47.93/ bbl and $ 3.61/ mmbtu 2 Pro forma for the Tessara Petroleum Resources acquisition closed on 12/26/2018 ▪ Midland, Texas based E&P company focused on domestic exploration and production of oil and natural gas with current operations in Texas ▪ Year End 2017 Proved Reserves : ▪ 31 . 9 MMBoe with PV - 10 of $ 382 . 1 MM ¹ ▪ 91 % Oil / 55 % Developed ▪ Q 4 ’ 18 average net production of 6 , 780 Boe /d ( 88 % oil) ▪ December 2018 average net production of 7 , 099 Boe/d ( 92 % oil) ▪ Ring increased daily production in Q 4 ’ 18 through drilling 12 horizontal wells ( 12 completed) ▪ The Delaware Basin asset continues to provide promising future development potential both vertically and horizontally based on science results to date, along with increased SWD capacity and improvements in infrastructure to accommodate production growth ▪ The first Brushy Canyon Hz was completed, tested and is currently producing Market Statistics (as of 2/15/2019) Shares Outstanding: 63.2 MM 2 Market Cap: $397 MM Last Price: $6.29 52 - Week Range: $4.01 - $ 17.35 Daily Avg. Volume (3M) 713.4K Company Profile

www.ringenergy.com 8 NYSE American: REI TX NM Gaines Andrews Exploiting with Improved Technology ▪ Of Ring’s 107,203 gross acres position in Andrews and Gaines Counties approximately 105,500 acres is dedicated to horizontal ▪ Ring will drill the San Andres with increased efficiency via horizontal technology, but will continue drilling vertically as needed ▪ Ring increased its horizontal footprint from approximately 16,000 to 105,500 gross acres and from 8,000 to 74,800 net acres in the past 33 months and will continue to seek accretive acquisition opportunities ▪ Horizontal technology enables San Andres reserves to be economically accessed beyond traditional field boundaries Ring acreage Existing San Andres fields

www.ringenergy.com 9 NYSE American: REI Central Basin Platform Asset 1 Reviewed by Cawley Gillespie & Associates for YE2017 SEC report 2 Ring Energy internal estimates Asset Description ▪ 107 , 203 gross / 76 , 028 net total acres ▪ 193 total drilled gross vertical wells (as of December 31 , 2018 ) ▪ 107 total drilled gross horizontal San Andres wells and 12 SWDs (as of December 31 , 2018 ) ▪ December 2018 average net production of 6 , 120 Boe/d ( 94 % oil) ▪ SWD infrastructure in place to facilitate a horizontal drilling program ▪ Permitted capacity of 300 , 000 bw /d with current volumes of 93 , 550 bw /d ▪ Pump capacity of 192 , 000 bw /d ▪ 354 gross active wells ▪ 254 producing vertical wells ▪ 88 producing horizontal wells as of December 31 , 2018 ( 17 in varying stages of completion and testing) ▪ 12 SWDs ▪ 136 gross vertical PUDs 1 , 11 gross horizontal PUDs 1 ▪ 98 probable & possible gross vertical and 34 probable & possible gross horizontal locations 2 ▪ 396 potential 10 acre gross vertical San Andres locations 2 ▪ 796 additional gross potential horizontal locations 2 ▪ Organic leasehold effort helping to add net locations on a cost effective basis Ring acreage Existing San Andres fields

Proven Reservoir

San Andres Overview

- Over the past 90 years the Permian Basin has produced 30 BBbl
  - The San Andres produced ~12 BBbl and 3 Tcf during that same time (40% of total Permian Basin production)
- Highly oil saturated, "conventional" dolomite reservoir with a typical oil column of 200'-300'
- Vertical depth of approximately 5,000'
- Time to peak production in less than 90 days
- Initial peak rates of 300-700 Bbl/d
- Historic waterflood and CO_2 recovery process have shown an incremental 20-30% OOIP recovery potential

San Andres Hz Compares Favorably

	San Andres Hz	Delaware Basin Hz	Midland Basin Hz
High ROR Oil Play	✔	✔	✔
IPs >750 Bo/d		✔	✔
Low 1st Year Decline	✔		
Low Terminal Decline <6%	✔		
Low D&C Costs	✔		
Low Cost of Entry/Acreage	✔		
Multiple Benches		✔	✔
> 75% Black Oil	✔		
$35/Bbl Break-even	✔	✔	✔

Source: US Department of Energy & DrillingInfo

Permian Basin Geology



104°
102°
100°
34°
32°
30°
Palo Duro Basin
Matador Arch
NEW MEXICO
TEXAS
Northwest Shelf
San Simon Channel
Eastern Shelf
Midland Basin
Central Basin Platform
Delaware Basin
Diablo Platform
Ozona Arch
Val Verde Basin
Marathon-Ouachita Fold Belt
100 mi
100 km
Permian Basin

Denotes Ring acreage

www.ringenergy.com NYSE American: REI 10

www.ringenergy.com 11 NYSE American: REI San Andres Cross Section

www.ringenergy.com 12 NYSE American: REI San Andres Well Economics 1 $1,000 / acre times 640 acres 2 $1,000 / acre times 960 acres 3 Includes infrastructure cost 4 LOE includes $2,550 per month plus $ 5.25/ Bbl of oil 5 Excludes location acreage cost 6 Includes location acreage cost 7 Economics based on a lateral length of 5,080’ 8 Economics based on a lateral length of 7,720’ Note : Assumes $50/ Bbl San Andres (1.0 mile lateral ) San Andres (1.5 mile lateral ) Average Well Cost $2.2MM $2.6MM Cost per DSU $640k 1 $960k 2 Locations per DSU 6 (1 Bench) 6 (1 Bench) Acreage Cost per Location $107k $160k Well Cost + Acreage Cost per Location 3 $2.3MM $2.8MM Net EUR at 75% NRI ( MBoe ) 342 514 F&D ($/ Boe ) $6.74 $5.37 LOE ($/Boe) 4 $11.01 $9.52 F&D + LOE ($/ Boe ) $17.74 $14.89 Net Returns 5, 7 Fully Loaded Net Returns 6, 7 Net Returns 5, 8 Fully Loaded Net Returns 6, 8 Discounted Net ROI 2.7x 2.6x 3.5x 3.3x Undiscounted Net ROI 5.2x 4.9x 6.9x 6.5x Net IRR 82% 74% 141% 123%

www.ringenergy.com 13 NYSE American: REI Type Curve D&C costs of $2.2 MM includes infrastructure cost LOE includes $2,550 per month plus $5.25 per bbl Oil Economics based on a lateral length of 5,080’ 100 % WI / 75% NRI Oil Gas Initial Rate305 BOPD74 MCFPD Initial Decline 93.5 96.6 B Factor 1.8 1.8 Final Decline 6 6 Curve Parameters $50.00 $55.00 $60.00 IRR 81.88 104.3 130.52 Years to Payout 1.33 1.13 0.97 ROI Disc 2.71 3.04 3.37 ROI Undisc 5.18 5.86 6.53 PV 10 $3,763.76 $4,486.90 $5,210.05 EUR Net BOE 342 342 342 Net Price Received

www.ringenergy.com 14 NYSE American: REI 147 132 396 796 PUD Probable & Possible Potential San Andres Vertical Potential San Andres Horizontal Includes a combination of 10s / 20s / 40s 6 wells per 640 - acre section Includes 10s / 20s / 40s Spacing Assumptions: Central Basin Drilling Inventory Note: Locations reflect gross locations on this page 1 As of 12/31/2017 2 Number of locations per SEC report 3 Number of locations per internal estimates ▪ 200+ Refrac of Existing Vertical Wells in San Andres ▪ Additional Zones of Interest (currently only testing in San Andres) ▪ Glorieta / Clearfork / Wolfcamp / Strawn Additional Upside: Vertical 136 Vertical 98 Horizontal 11 Horizontal 34 1,2 1,3 3 3

www.ringenergy.com 15 NYSE American: REI Delaware Basin Assets 1 Reviewed by Cawley Gillespie & Associates for YE2017 SEC report 2 Ring Energy internal estimates Asset Description ▪ 20,218 gross / 19,917 net total acres ▪ Bell Canyon: 20,218 gross / 19,917 net ▪ Cherry Canyon: 14,098 gross / 13,798 net ▪ Brushy Canyon: 11,453 gross / 11,162 net ▪ 10 total drilled gross Cherry Canyon vertical wells, 9 Cherry Canyon recompletions, and 4 Brushy Canyon horizontal well (as of December 31, 2018) ▪ Wells performing in line with type curve expectations ▪ December 2018 average net production of 979 Boe /d (56% oil) ▪ 125 active gross wells ▪ 112 producing vertical wells ▪ 9 SWDs ▪ 4 horizontal ▪ 39 gross vertical PUDs 1,2 ▪ 180 gross probable & possible vertical locations 2 and 2 Probable horizontal locations ▪ 210 gross potential Delaware Mountain Group horizontal locations 2 ▪ 452 potential gross vertical locations ▪ 109 potential gross behind pipe A - 1 & 2,900’ sands locations Culberson and Reeves Counties, Texas CULBERSON REEVES LOVING Texas New Mexico

www.ringenergy.com 16 NYSE American: REI 39 180 210 452 109 182 561 PUD Vertical Probable & Possible Vertical Potential Delaware Mountain Group Horizontal Additional Potential Locations Delaware Basin Drilling Inventory Note: Locations reflect gross locations on this page 1 Number of locations per SEC report 2 Number of locations per internal estimates Includes a combination of 20s / 40s 6 wells per 640 - acre section Vertical - 20s / 40s Spacing Assumptions: Behind pipe zones of interest Vertical Cherry Canyon 1 2 2 2 Vertical 180 Horizontal 2

www.ringenergy.com 17 NYSE American: REI Recent Developments & 2018 Capex Guidance ▪ 2018 capital expenditure drilling and operational budget of ~ $ 197 MM largely focused on the Central Basin Platform ▪ Summary of activity : ▪ Central Basin Platform ▪ 54 + new horizontal San Andres wells ▪ Completion of gas gathering system and 14 mile gas pipeline ▪ Upgrade existing electrical infrastructure, including drilling 4 additional SWD wells ▪ Delaware Basin ▪ Drill and complete three horizontal Brushy Canyon wells ▪ Additional remedial work on existing wells ▪ Upgrade existing infrastructure Recent Developments 2018 Capex Guidance ▪ 88 horizontal wells on production at the end of Q 4 ’ 18 . Additionally, 17 horizontal wells have been drilled and are in varying stages of completion and testing ▪ The Company has grown its acreage position related to the horizontal development program in the CBP to approximately 105 , 500 gross acres and 74 , 800 net acres with the closing of the Tessara /Carlyle acquisition in Q 4 ’ 18 ▪ New acreage complements existing acreage and increased total potential locations to approximately 796 gross and 587 net ▪ The success of Ring’s first horizontal Brushy Canyon well in the Delaware Basin resulted in three additional Brushy Canyon wells being drilled in Q 4 ’ 18 ▪ To maintain a strong balance sheet and achieve a positive cash flow position by mid - 2019 , Ring moved to a one rig drilling program in Q 1 ’ 19 and still expects to attain double digit production growth for the year

www.ringenergy.com 18 NYSE American: REI 59 317 1,270 1,401 1,189 1,004 1,140 1,551 1,824 2,739 3,180 3,636 4,652 5,607 6,343 6,120 625 1,384 1,134 1,215 1,164 1,132 975 907 951 981 998 951 979 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 5,500 6,000 6,500 7,000 7,500 3.9 7.3 10.4 8.7 10.6 17.9 8.0 10.1 8.4 7.7 7.0 5.7 0.0 5.0 10.0 15.0 20.0 25.0 30.0 35.0 2012 2013 2014 2015 2016 2017 Growth in Reserves & Production 1 Represents operational data, not sales data; excludes Kansas production 2 Only includes 7 months of the Delaware Basin acquisition ▪ Ring was able to add scale through its leasing, acquisition, and horizontal drilling activity significantly growing production over the last several years ▪ The low - decline nature of the Permian Basin assets help Ring maintain production during times of limited drilling activity ▪ Field optimization, well workovers and refracs provide efficient uses of capital for production and cash flow growth Proved Reserves ( MMBoe ) Net Production ( Boe /d) 1 Delaware Basin Central Basin Platform Waterflood 2

www.ringenergy.com 19 NYSE American: REI 0 20,000 40,000 60,000 80,000 100,000 120,000 140,000 Texas Gross Acres Texas Net Acres Texas Acreage Growth Date TX Gross Acres TX Net Acres 12/31/2018 127,421 95,945 9/30/2018 121,813 90,530 6/30/2018 123,266 90,563 3/31/2018 122,850 89,673 12/31/2017 122,995 89,791 9/30/2017 123,541 91,094 6/30/2017 124,856 91,526 3/31/2017 84,481 56,709 12/31/2016 74,376 53,153 9/30/2016 63,646 46,280 6/30/2016 51,458 38,613 3/31/2016 51,458 38,605 12/31/2015 45,969 33,282 9/30/2015 45,969 33,272 6/30/2015 29,939 17,999 3/31/2015 29,898 17,725 12/31/2014 29,738 17,270 9/30/2014 22,506 14,479 6/30/2014 20,748 13,386 3/31/2014 20,141 12,319 12/31/2013 14,376 8,949 9/30/2013 11,307 7,470 6/30/2013 9,900 5,937 Ring Energy Acreage Growth YE 2013 YE 2014 YE 2015 YE 2016 YE 2017

www.ringenergy.com NYSE American: REI Appendix

www.ringenergy.com 21 NYSE American: REI Management Team Lloyd T . (Tim) Rochford Co - Founder and Chairman of the Board Mr. Rochford, 72, has been active as an individual consultant and entrepreneur in the oil and gas industry since 1973. During that time, he has be en an operator of wells in the mid - continent of the United States, evaluated leasehold drilling and production projects and arranged a nd raised in excess of $500 million in private and public financing for oil and gas projects and development. Mr. Rochford has successfully formed, devel ope d and sold/merged four natural resource companies, two of which were listed on the New York Stock Exchange. The most recent, Arena Resources, Inc. ( “ Arena ” ) ( “ Company ” ), was founded by Mr. Rochford and his long - time friend and associate Mr. Stan McCabe in August 2000. From inception until May of 2 008, Mr. Rochford served as President, Chief Executive Officer ( “ CEO ” ) and a director of Arena. During that time, the Company received numerous accolades from publications such as Business Week (2007 Hot Growth Companies), Entrepreneur (2007 Hot 500), Fortune (2007, 2008, 2009 Fastes t G rowing Companies), Fortune Small Business (2007, 2008 Fastest Growing Companies) and Forbes (Best Small Companies of 2009). In May 2 008 , Mr. Rochford resigned the position of CEO and accepted the position of Chairman of the Board. In his role as Chairman, he continued to pur sue opportunities that would enhance the current, as well as long - term value of the Company. Through his efforts, Arena entered into an agreement and was acq uired by another New York Stock Exchange company for $1.6 billion in July, 2010. Stan McCabe Co - Founder and Director Mr . McCabe, 86 , has been active in the oil and gas industry for over 30 years, primarily seeking individual oil and gas acquisition and development opportunities . In 1979 he founded and served as Chairman and CEO of Stanton Energy, Inc . , a Tulsa, Oklahoma natural resource company specializing in contract drilling and operation of oil and gas wells . In 1990 , Mr . McCabe co - founded with Mr . Rochford, Magnum Petroleum, Inc . , serving as an officer and director . In 2000 , Mr . McCabe co - founded with Mr . Rochford, Arena Resources, Inc . , serving as Chairman of the Board till 2008 and then a director till 2010 . Kelly Hoffman Chief Executive Officer and Director Mr. Hoffman, 60, has organized the funding, acquisition and development of many oil and gas properties. He began his career i n t he Permian Basin in 1975 with Amoco Production Company. His responsibilities included oilfield construction, crew management, and drilling and complet ion operations. In the early 1990s Mr. Hoffman co - founded AOCO and began acquiring properties in West Texas. In 1996 he arranged financing and purchased 10,0 00 acres in the Fuhrman Mascho field in Andrews, Texas. In the first six months he organized a 60 well drilling and completion program resulting in a 600% i nc rease in revenue and approximately 18 months later sold the properties to Lomak (Range Resources). In 1999 he again arranged financing and acquired 12,000 acres in Lubbock and Crosby counties. After drilling and completing 19 successful wells, unitizing the acreage, and instituti ng a secondary recovery project he sold his interest in the property to Arrow Operating Company.

Management Team (cont' d)

David A. Fowler
President and Director
Mr. Fowler, 60, has served in several management positions for various companies in the insurance and financial services industries. In 1994, he joined Petroleum Listing Service as Vice President of Operations, overseeing oil and gas property listings, information packages, and marketing oil and gas properties to industry players. In late 1998, Mr. Fowler became the Corporate Development Coordinator for the Independent Producer Finance ("IPF") group of Range Resources Corporation. Leaving Range IPF in April of 2001, he co-founded and became President of Simplex Energy Solutions, LLC ("Simplex"). Representing Permian Basin oil and gas independent operators, Simplex became known as the Permian Basin' s premier oil and gas divestiture firm, closing over 150 projects valued at approximately $675 million.

Daniel D. Wilson
Executive Vice President and Chief Operating Officer
Mr. Wilson, 57, has 30 years of experience in operating, evaluating and exploiting oil and gas properties. He has experience in production, drilling and reservoir engineering. For the last 22 years he has served as the Vice President and Manager of Operations for Breck Operating Corporation ("Breck"). He has overseen the building, operating and divestiture of two companies during this time. At Breck's peak Mr. Wilson was responsible for over 750 wells in seven states and had an operating staff of 27 including engineers, foremen, pumpers and clerks. Mr. Wilson personally performed or oversaw all of the economic evaluations for both acquisition and banking purposes.

William R. ("Randy") Broaddrick
Vice President and Chief Financial Officer
Mr. Broaddrick, 40, was employed from 1997 to 2000 with Amoco Production Company, performing lease revenue accounting and state production tax regulatory reporting functions. During 2000, Mr. Broaddrick was employed by Duke Energy Field Services, LLC performing state production tax functions. From 2001 until 2010, Mr. Broaddrick was employed by Arena Resources, Inc. as Vice President and Chief Financial Officer. During 2011, Mr. Broaddrick joined Stanford Energy, Inc. as Chief Financial Officer. Subsequent to and as a result of the merger transaction between Stanford and Ring Energy, Inc. Mr. Broaddrick became Chief Financial Officer of Ring Energy as of July 2012. Mr. Broaddrick received a Bachelor' s Degree in Accounting from Langston University, through Oklahoma State University – Tulsa, in 1999. Mr. Broaddrick is a Certified Public Accountant.

Hollie Lamb
Vice President of Engineering
Ms. Lamb, 42, has 17 years of experience in domestic oil/gas evaluation, exploration and production operations, management, and petroleum engineering consulting. She has an extensive background in reservoir evaluation and economic evaluation. Her career has centered in Permian Basin, which has enabled her to focus on the upside in the basin.

www.ringenergy.com NYSE American: REI 22 RING

www.ringenergy.com 23 NYSE American: REI Oil and Gas Reserves 1 Report prepared by independent petroleum engineers using average prices of $47.93 per barrel of oil / $3.61 per Mcf of natural gas 2 Ring Internal engineering report using average prices of $47.93 per barrel of oil / $3.61 per Mcf of natural gas As Of December 31, 2017 Proved Developed Reserves: 12,516 11,274 14,395 $218,905 Proved Developed Non - Producing Reserves: 2,806 1,400 3,039 $59,390 Proved Undeveloped 13,622 5,362 14,516 $103,806 Total Proved Reserves ¹ 28,944 18,036 31,950 $382,101 Total Probable Reserves 2 13,576 14,256 15,952 $126,060 Total Possible Reserves 2 - - - - Total 3P Reserves 42,520 32,292 47,902 $508,161 Crude Oil Natural Gas Total PV - 10 ( MBbls ) ( MMcf ) ( MBoe ) (in thousands)

www.ringenergy.com 24 NYSE American: REI Income Statement 1 Per Fully Diluted Share 2 Cash flow from operations before working capital changes 3 Months Ended September 30, 9 Months Ended September 30, 2018 2017 2018 2017 Revenue $32,687,179 $ 16,643,930 $92,503,453 $43,391,032 Pre - Tax Income $6,290,574 $4,443,462 $20,903,288 $9,731,916 Net Income $5,693,628 $3,073,760 $16,079,068 $6,263,804 Earnings Per Share 1 $ 0.09 $ 0.06 $ 0.27 $ 0.12 Net Cash Flow 2 $18,963,008 $10,270,367 $55,520,527 $26,283,307 Cash Flow Per Share 1 $ 0.31 $ 0.19 $ 0.92 $ 0.51 Wt. Average Shares 1 61,830,381 54,367,648 60,567,232 51,760,109

www.ringenergy.com 25 NYSE American: REI Balance Sheet 1 Includes Deferred Income Taxes and Deferred Financing Costs As of As of ($ thousands) 9/30/2018 12/31/2017 Assets: Cash and Cash Equivalents $3,771 $15,007 Other Current Assets 13,832 14,117 Total Current Assets $17,603 $29,124 PP&E, net 509,149 373,611 Total Assets 1 $533,654 $414,102 Liabilities and Stockholder's Equity: Current Liabilities $48,910 $48,443 Non Current Liabilities 27,155 9,056 Total Liabilities $76,066 $57,499 Stockholders' Equity: $ 457,589 $356,603 Total Liabilities and Stockholders' Equity $ 533,654 $414,102

www.ringenergy.com 26 NYSE American: REI Analyst Coverage Ring Energy, Inc. Analyst Coverage FIRM ANALYST(S) Alliance Global Partners Joel Musante , CFA (800) 727 - 7922 ext : 4782 B. Riley FBR, Inc. Rehan Rashid (703) 469 - 1184 rrashid@brileyfbr.com Capital One Securities, Inc. Richard Tullis (504) 593 - 6118 richard.tullis@capitalone.com Coker Palmer Institutional David Beard, CFA (631) 725 - 8810 beard@cokerpalmer.com Imperial Capital, LLC Jason Wangler (713) 892 - 5603 jwangler@imperialcapital.com Ladenburg Thalmann & Co., Inc. Michael C. Schmitz, CFA (212) 409 - 2028 mschmitz@ladenburg.com Northland Capital Markets Jeff Grampp (949) 600 - 4150 jgrampp@northlandcapitalmarkets.com Roth Capital Partners John M. White (949) 720 - 7115 jwhite@roth.com Seaport Global Securities, LLC Mike Kelly, CFA (713) 658 - 6302 mkelly@seaportglobal.com John Aschenbeck (713) 658 - 6343 jaschenbeck@seaportglobal.com SunTrust Robinson Humphrey Neal Dingmann (713) 247 - 9000 neal.dingmann@suntrust.com